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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                  FORM 8-K
                              AMENDMENT NO. 1

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) December 22, 1998
                                                     --------------------------

                       ABN AMRO Mortgage Corporation
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)


       333-57027                                   363886007
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  (Commission File Number)           (I.R.S. Employer Identification No.)

  181 West Madison Street
  Chicago, Illinois                              60602
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 (Address of Principal Executive Offices)                     (Zip Code)


                                      248-643-2530
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            (Registrant's Telephone Number, Including Area Code)


                                      Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)







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Item 5.  Other Events.

         On or about January 5, 1999, the Registrant filed a Current Report on Form 8-K (the "Filing") relating to the issuance and sale on December 23, 1998 of approximately $242,051,698 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-5 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of December 1, 1998 (the "Pooling and Servicing Agreement"), among ABN AMRO Mortgage Corporation, as depositor, Chase Bank of Texas, National Association, as trustee and LaSalle Home Mortgage Corporation, as servicer.

         In connection with the Filing, the Registrant included as Exhibit 4.1, a Pooling and Servicing Agreement. The table appearing on page 2 of the Pooling and Servicing Agreement under the heading "Preliminary Statement" contained typographical errors in the "Remittance Rate" column for the Class A-5, Class A-6 and Class A-7 Certificates. A corrected table is being filed as Exhibit 4.1 hereto that incorporates the following corrections to the "Remittance Rate" column: (i) no "Remittance Rate" is listed for the Class A-5 Certificates as the "Remittance Rates" are listed for each individual component in footnote 2 of the table, (ii) the "Remittance Rate" for the Class A-6 Certificates has been amended to read "5.90%" and footnote (3) thereto remains unchanged and (iii) the "Remittance Rate" for the Class A-7 Certificates has been amended to read "9.30%" and footnote (4) thereto remains unchanged.

Item 7.  Financial Statements and Exhibits

Exhibit
  No.             Document Description
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4.1               Revised Pages 2 through 4 of the Pooling and Servicing
                  Agreement, dated as of December 1, 1998, among ABN AMRO
                  Mortgage Corporation as depositor, LaSalle Home Mortgage
                  Corporation as servicer, and Chase Bank of Texas, National
                  Association as trustee.





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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ABN AMRO MORTGAGE CORPORATION

                                     (Registrant)



Dated: January 15, 1999          By:    /s/ Maria Fregosi
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                                 Name:   Maria Fregosi
                                 Title:  Vice-President





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                             INDEX TO EXHIBITS



Exhibit
  No.             Document Description
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4.1               Revised Pages 2 through 4 of the Pooling and Servicing
                  Agreement, dated as of December 1, among ABN AMRO Mortgage
                  Corporation as depositor, LaSalle Home Mortgage Corporation as servicer, and Chase Bank of Texas, National Association as trustee.